                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant   [X]

     Filed by a Party other than the Registrant   [ ]

     Check the appropriate box:


     [ ] Preliminary Proxy Statement



     [X] Definitive Proxy Statement


     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to section 240.14a-11(c) or section
         240.14a-12

                             PACIFIC CAPITAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        ----------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

       (1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       -------------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

       (5) Total fee paid:

       -------------------------------------------------------------------------

     [ ] Fee paid previously, with preliminary materials

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

       -------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

      (3) Filing Party:

       -------------------------------------------------------------------------

      (4) Date Filed:

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


                             PACIFIC CAPITAL FUNDS

                              NEW ASIA GROWTH FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035


                                  May 8, 1997


Dear Shareholder:


     As you may know, Credit Lyonnais International Asset Management (HK) Ltd. ("Credit Lyonnais HK"), the investment sub-adviser to the New Asia Growth Fund (the "Fund") has entered into an agreement under which its shares and assets will be acquired by Nicholas-Applegate Capital Management (Hong Kong) LLC ("Nicholas-Applegate"). Because of the acquisition, it is necessary for the shareholders of the Fund to approve a new investment sub-advisory agreement between Nicholas-Applegate and Hawaiian Trust Company, Ltd., the Fund's investment adviser (the "Adviser").


     The following important facts about the transaction are outlined below:

     - The amount of shares you own and the advisory fees charged to the Fund will not change.

     - The investment objectives of the Fund will remain the same and key employees of Credit Lyonnais HK, who will become employees of Nicholas-Applegate, will continue to manage your Fund as they have in the past.

     - You will continue to receive the high quality investment management and shareholder services that you have come to expect since the Fund's inception.

     After careful consideration, the Board of Trustees of the Fund has unanimously approved this transaction and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

     Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope.

     Thank you for your cooperation and continued support.

                                          Sincerely,


                                          DEBORAH G. PATTERSON
                                          Senior Vice President, Bank of Hawaii
                                          Trustee and Chairperson, Pacific
                                          Capital Funds

                                                             Q&A on reverse side

Q.  WHAT IS HAPPENING?

A. Credit Lyonnais HK, NOT YOUR FUND, has entered into an agreement for its business to be acquired by Nicholas-Applegate. Importantly, key members of Credit Lyonnais HK's management team will join Nicholas-Applegate and continue to be responsible for managing the Fund. Consequently, this transaction will not result in any material changes in the portfolio management of the Fund.

Q.  WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A. The Investment Company Act of 1940 requires a vote due to the change of ownership of the Fund's investment sub-adviser. As a result, the Act requires the approval of a new investment sub-advisory agreement by the shareholders of the Fund.

Q.  HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund shares WILL NOT CHANGE. You will still own the same shares in the same Fund. Any expenses you are currently charged will not be increased. The Board expects no change in services provided to you since the Fund's inception. Key employees of Credit Lyonnais HK who have been responsible for the management of your Fund, and who will become employees of Nicholas-Applegate, will continue to act in the same capacities as before.

Q.  WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

A. Yes, the FEES FOR INVESTMENT ADVICE CHARGED TO YOUR FUND AS A RESULT OF THE NEW SUB-ADVISORY AGREEMENT WILL STAY THE SAME.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the proposal on the enclosed proxy card.

Q.  HOW DO I CONTACT YOU?


A.  If you have any questions, please call 800-258-9232.


                                  PLEASE VOTE
                             YOUR VOTE IS IMPORTANT
                 NO MATTER HOW MANY SHARES OF THE FUND YOU OWN

                             PACIFIC CAPITAL FUNDS

                              NEW ASIA GROWTH FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035

                        SPECIAL MEETING OF SHAREHOLDERS


                           TO BE HELD ON MAY 19, 1997


                                   10:00 A.M.



     A Special Meeting of Shareholders (the "Meeting") of the NEW ASIA GROWTH FUND (the "Fund") will be held at 3435 Stelzer Road, Columbus, Ohio 43219-3035 on May 19, 1997 at 10:00 a.m. for the following purposes:


     1. To consider and act upon the approval of a new investment sub-advisory agreement between Hawaiian Trust Company, Ltd., the investment adviser of the Fund, and Nicholas-Applegate Capital Management (Hong Kong) LLC ("Nicholas-Applegate") which will take effect upon the closing of the acquisition of the stock and assets of Credit Lyonnais HK by Nicholas-Applegate.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.


     The Board of Trustees has fixed the close of business on April 25, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.


                                          By order of the Board of Trustees


                                          GREGORY T. MADDOX, Secretary

                                          NEW ASIA GROWTH FUND
Columbus, Ohio

May 8, 1997


     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

                             PACIFIC CAPITAL FUNDS

                              NEW ASIA GROWTH FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035

                     FOR A SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 19, 1997

                                  800-258-9232

                                  INTRODUCTION


     This Proxy Statement (the "Proxy") is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Pacific Capital Funds, on behalf of its series, the New Asia Growth Fund (the "Fund"), of proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio 43219-3035 on May 19, 1997 at 10:00 a.m. and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about May 9, 1997.



     The costs of preparing, printing, mailing and soliciting the proxies will be borne by Credit Lyonnais International Asset Management South East Asia B.V. (the "Parent"). In addition, certain officers, trustees and employees of the Parent and officers and trustees of the Fund and Hawaiian Trust Company Ltd. (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail.


     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but not voting in favor of the proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940, as amended (the "1940 Act") (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of the Fund is necessary to approve the Fund's new investment sub-advisory agreement.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


     The Board has fixed the close of business on April 25, 1997 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on cwhich they are entitled to vote for each share held and a fractional vote with respect to fractional shares. At the close of business on the Record Date, the Fund had 1,460,284 outstanding shares in the aggregate, consisting of 1,219,096 Institutional shares and 241,188 Retail shares each with a par value of $.001 per share. The Institutional and Retail shares, which will vote together on the proposal as a single class, comprise the only authorized shares of the Fund.


     The principal executive offices of the Fund are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035. Hawaiian Trust Company, Ltd., located at 111 S. King Street, Honolulu, Hawaii, 96813, is the Fund's Investment Adviser (the "Adviser"). BISYS Fund Services, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035 is the Administrator and the principal underwriter for the Fund.

     All information about Credit Lyonnais International Asset Management (HK) Ltd. ("Credit Lyonnais HK"), Nicholas-Applegate Capital Management (Hong Kong) LLC ("Nicholas-Applegate"), their respective affiliates, and their proposed transaction has been supplied by Credit Lyonnais HK and Nicholas-Applegate.

                               PRINCIPAL HOLDERS


     As of April 30, 1997, the following shareholders were known to the Fund to own beneficially 5% or more of the outstanding shares of the Fund:



                  NAME AND ADDRESS                         SHARES/CLASS           % OWNERSHIP
    --------------------------------------------     ------------------------     ------------
    Hawaiian Trust Company, Ltd.................      approximately 176,000/           12%
    Employees' Retirement Plan of Bank of Hawaii       Institutional Class
    Bank of Hawaii, Human Resources, Dept. #328
    P.O. Box 2900
    Honolulu, Hawaii 96846-6000

    Hawaiian Trust Company, Ltd.................      approximately 94,000/             6%
    Personal Investment Fund                           Institutional Class
    HTCO International Securities Fund Hawaiian
    Trust Company, Dept. #761 P.O. Box 3170
    Honolulu, Hawaii 96802

    Hawaiian Trust Company, Ltd.................      approximately 83,000/             6%
    AGT for the Iolani School-Quasi                    Institutional Class
    Endowment Fund-Emerging Markets Investment
    Iolani School-Business Manager 563 Kamoku
    Street Honolulu, Hawaii 96815



     As of April 30, 1997, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

                                    PROPOSAL

     TO CONSIDER A NEW SUB-ADVISORY AGREEMENT FOR THE FUND WHICH WILL TAKE
                 EFFECT UPON THE CLOSING OF THE ACQUISITION OF
                                THE SUB-ADVISER

SUMMARY OF THE TRANSACTION


     On February 17, 1997, Credit Lyonnais HK and its parent Credit Lyonnais International Asset Management South East Asia B.V. (the "Parent"), entered into a definitive agreement (the "Agreement") to sell the shares of Credit Lyonnais HK to Nicholas-Applegate for $7.4 million in cash and for the transfer of all of Credit Lyonnais HK's assets to its new parent company, Nicholas-Applegate (the "Transaction"). The Transaction is expected to close during the next 90 days; however, the closing (and the date thereof) is subject to various conditions, including certain foreign regulatory approvals and approval by the shareholders of the Fund of a new investment sub-advisory agreement between the Adviser and Nicholas-Applegate (the "New Sub-Advisory Agreement"). While shareholder approval is required for Nicholas-Applegate to become the Sub-Adviser, Nicholas-Applegate may waive approval as a condition of closing the Transaction. After the Closing, Nicholas-Applegate, as successor, will continue to operate out of Credit Lyonnais HK's Hong Kong office. Key members of Credit Lyonnais HK's management team will join Nicholas-Applegate and continue to be responsible for managing the day-to-day affairs of the Fund. Thus, in the view of the Board and Credit Lyonnais HK, the Transaction will not result in any material changes in the portfolio management and investment operations of the Fund.


     Nicholas-Applegate is part of an investment management organization which together manage in excess of U.S. $30 billion through a variety of investment products and services. The Nicholas-Applegate group of companies is headquartered in San Diego, California.

     Pursuant to Section 15 of the 1940 Act, the Fund's existing investment sub-advisory agreement terminates automatically upon its assignment, which is deemed to include any change of control of the investment sub-adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment sub-adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for Nicholas-Applegate to provide investment sub-advisory services to the Fund as of the closing of the Transaction, the shareholders of the Fund must approve the New Sub-Advisory Agreement.

     The Transaction also contemplates that Credit Lyonnais HK and Nicholas-Applegate and other persons will comply with the requirements of
Section 15(f) of the 1940 Act after the Closing. Section 15(f) provides, in pertinent part, that Credit Lyonnais HK and its affiliates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, Credit Lyonnais HK which results in an assignment of an investment sub-advisory contract if (1) for a period of three years after such event, at least 75% of the members of the board of trustees of the investment company which it advises are not "interested persons" (as defined in the 1940
Act) of the new or old investment sub-adviser; and (2) for a two-year period there is no "unfair burden" imposed on the investment company as a result of the Transaction. In the Agreement with Credit Lyonnais HK, Nicholas-Applegate and its affiliates have represented and warranted to Credit Lyonnais HK that they have no express or implied understanding or arrangement that would impose an unfair burden on the Fund as a result of the Transaction. Nicholas-Applegate and its affiliates have agreed to indemnify and hold Credit Lyonnais HK harmless from and against and in respect of any and all losses arising in connection with the imposition of any unfair burden on the Fund constituting a breach or violation of, or non-compliance with, Section 15(f) of the 1940 Act which is caused by acts or conduct within the control of Nicholas-Applegate and its affiliates.


     The New Sub-Advisory Agreement, if approved by the Fund's shareholders, will commence as of the Closing. Thereafter, the New Sub-Advisory Agreement will remain in effect for an initial two year term and will continue in effect thereafter for successive annual periods if and so long as such continuance is specifically approved by (a) the Board or (b) a Majority Vote of the Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the Board who are not "interested persons" by vote cast in person at a meeting called for the purpose of voting on such approval. If the Closing occurs before the approval by the shareholders, Nicholas-Applegate, as successor entity to Credit Lyonnais HK, will manage the assets of the Fund during the interim period according to the current subadvisory agreement. However, any fees which would have been payable to Nicholas-Applegate will be waived by Nicholas-Applegate, and the Adviser will waive the corresponding portion of the investment advisory fee otherwise payable to it by the Fund until the approval occurs.


     After careful consideration, the Board unanimously recommends that shareholders vote "FOR" the New Sub-Advisory Agreement between the Fund and Nicholas-Applegate to replace the current sub-advisory agreement with Credit Lyonnais HK upon consummation of the Transaction. See "Evaluation by the Board" below.

THE NEW INVESTMENT SUB-ADVISER

     Nicholas-Applegate, located (upon the closing of the Transaction) in Hong Kong at Room 604-6, Three Exchange Square, Connaught Place, Central, Hong Kong, will serve as the Fund's investment sub-adviser upon approval by the Board and the shareholders. Nicholas-Applegate will manage the Fund's investments, subject to supervision by the Adviser. Members of the committee that is currently responsible for managing the Fund's investment portfolio, including Timothy L. Greaton, Robert Brewis, David Harding, David Wong, and Tommy Wong will continue to be responsible for the day to day management of the Fund.

     Nicholas-Applegate Capital Management Holdings L.P., a California limited partnership, will act as managing member of the investment sub-adviser (the "Managing Member"). The Managing Member will act through one or more of its executive officers: Arthur E. Nicholas, Chairman of the Board; Tom Waring, President; and Paul Mack, Vice President.

THE EMPLOYMENT AGREEMENTS


     Upon the Closing, key members of the Credit Lyonnais HK's investment management team, including certain managers of the committee who manage the Fund's portfolio, will enter into employment and non-compete contracts with Nicholas-Applegate which provide long-term compensation incentives. These key members of the management team will continue to have senior management roles.


THE NEW SUB-ADVISORY AGREEMENT


     Apart from the change in the date and the identity of the sub-adviser, the New Sub-Advisory Agreement is the same, in all material respects, as the current sub-advisory agreement, except that the New Sub-Advisory Agreement changes the timing of the fee payment (as described below) and modifies the exclusivity provision. The new exclusivity provision prohibits Nicholas-Applegate from providing primary investment advisory or sub-advisory services to a registered investment company with similar investment objectives or style to the Fund and which offers its shares in Hawaii, California, Guam or Arizona but allows Nicholas-Applegate, the

Adviser and the Fund to negotiate a modification to this provision. Pursuant to both the current and New Sub-Advisory Agreements, although the sub-adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the sub-adviser are not otherwise exclusive and the sub-adviser may provide similar services to other clients and may engage in other activities.



     Pursuant to the current sub-advisory agreement between Credit Lyonnais HK and the Adviser, dated October 29, 1994, Credit Lyonnais HK has been retained to manage the investments of the Fund and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund. The New Sub-Advisory Agreement provides the same authority. The current sub-advisory agreement for the Fund was most recently approved on September 27, 1996. The current sub-advisory agreement and the New Sub-Advisory Agreement provide that the Adviser shall pay to the sub-adviser a fee for its services which is equal to .50% of the Fund's average daily net asset value. The current sub-advisory agreement provides for such fee to be paid monthly. For reasons of administrative convenience, the New Sub-Advisory Agreement provides for the fee to be paid quarterly. For the fiscal year ended July 31, 1996, the Adviser paid Credit Lyonnais HK a fee of $29,567.



     The New Sub-Advisory Agreement provides for the furnishing of the same sub-advisory services for the same sub-advisory fees as the current sub-advisory agreement with the Fund. The current sub-advisory agreement provides, among other things, that Credit Lyonnais HK will bear all expenses of its employees and overhead incurred in connection with its duties, and that the Fund will reimburse Credit Lyonnais HK, if Credit Lyonnais HK has paid, all direct and indirect costs, charges, and expenses of or related to transactions involving securities, commodities and other investments (including brokerage commissions and transaction charges). The New Sub-Advisory Agreement contains the same reimbursement provisions. A form of the New Sub-Advisory Agreement, marked to show changes from the current sub-advisory agreement is attached as Appendix A.


     The current and New Sub-Advisory Agreements both provide that in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its obligations thereunder, the sub-adviser is not liable to the Fund or any of the Fund's shareholders for any act or omission by the sub-adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders.

     Both the current and New Sub-Advisory Agreements may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board or a majority of the outstanding voting securities of the Fund or by the sub-adviser, on 30 days' written notice by either party to the other.

NICHOLAS-APPLEGATE'S SUB-ADVISORY COMMITMENTS

     Upon the Closing, Nicholas-Applegate will act as a sub-adviser to the following fund (in addition to this Fund), assuming approval by the shareholders of such fund:

                                      SIZE OF FUND
           NAME OF FUND             (AS OF 10/31/96)          COMPENSATION RATE
----------------------------------  ----------------   -------------------------------
Fremont Emerging Markets Fund.....       $3.77M        .50% of the average daily net
                                                       assets (waived until the
                                                       earlier of July 1, 1997 or the
                                                       date the adviser reaches
                                                       "breakeven" with respect to the
                                                       fund)

EVALUATION BY THE BOARD


     On May 8, 1997, the independent trustees of the Board met and discussed the Transaction and its possible effect on the Fund and evaluated the New Sub-Advisory Agreement. In connection with the Board's consideration of the approval of the New Sub-Advisory Agreement, to become effective upon the acquisition of Credit Lyonnais HK by Nicholas-Applegate, Nicholas-Applegate has made various representations to the Board. Nicholas-Applegate has represented that no changes in the portfolio management of the Fund are expected, that key employees of Credit Lyonnais HK, who will become employees of Nicholas-Applegate, will continue to manage the Fund and that the resources available to these employees in performing their duties for the Fund will not be diminished. The Board also considered Nicholas-Applegate's assurance that expenses to be incurred under the New Sub-Advisory Agreement would not be greater than those that would be incurred under the current Sub-Advisory Agreement. The Board considered the level of services that Credit Lyonnais HK has been providing to the Fund. The Board also considered that the New Sub-Advisory Agreement, including the fees payable thereunder, is the same, in all material respects, as the current sub-advisory agreement apart from the change in the date, the identity of the sub-adviser, the modification of the exclusivity provision, and the change in the timing of the fee payments. Finally, the Board took note of the fact that the costs associated with the approval of the New Sub-Advisory Agreement will be borne by the Parent. The Board was advised by its own counsel and considered all information that it determined was relevant to its deliberations. Based on the foregoing considerations, the Board concluded that approval of the New Sub-Advisory Agreement is in the interests of the Fund and its shareholders.


     ACCORDINGLY, AFTER CONSIDERATION OF THE ABOVE, AND SUCH OTHER FACTORS AND INFORMATION AS IT DEEMED RELEVANT, THE BOARD, INCLUDING ALL OF THE BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS (AS SUCH TERM IS DEFINED BY THE 1940 ACT), UNANIMOUSLY APPROVED THE NEW SUB-ADVISORY AGREEMENT AND VOTED TO RECOMMEND ITS APPROVAL TO THE FUND'S SHAREHOLDERS.

                                 OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

                              SHAREHOLDER MEETINGS

     Notwithstanding the approval or disapproval of the proposal described above, the Board does not intend to hold annual meetings of shareholders of the Fund. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of the Fund, such proposal must be received by the Fund a reasonable time before the solicitation is to be made. The Board will call meetings of shareholders of the Fund as may be required under the 1940 Act (such as to approve a new investment advisory agreement for the Fund or to remove a member of the Board) or as they may determine in their discretion.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Fund will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund. Copies of such reports may be obtained by contacting the Fund in writing at the address on the cover of this Proxy, or by calling 1-800-258-9232.

                                          Very truly yours,

                                          DEBORAH G. PATTERSON
                                          Senior Vice President, Bank of Hawaii

                                          Trustee and Chairperson, Pacific
                                          Capital Funds


May 8, 1997

                             SUB-ADVISORY AGREEMENT
                      PACIFIC CAPITAL NEW ASIA GROWTH FUND


     AGREEMENT made as of ____________ , 1997 between Hawaiian Trust Company, Ltd. (the "Adviser"), and Nicholas-Applegate Capital Management (Hong Kong) LLC ("Sub-Adviser").


     WHEREAS, Pacific Capital Funds (the "Trust") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");


     WHEREAS, the Adviser has been appointed investment adviser to the Trust's Pacific Capital New Asia Growth Fund (the "Fund"); and


     WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and Sub-Adviser is willing to do so;


     WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;


     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser hereby appoints Sub-Adviser to act as sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the foreign component of the Fund's portfolio, including investment research and management with respect to all foreign securities and investments and cash equivalents in the Fund. Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and resolutions of the Trust's Board of Trustees applicable to the Fund.

     Without limiting the generality of the foregoing, Sub-Adviser further agrees that it:

          (a) will prepare, subject to the Adviser's approval, lists of foreign countries for investment by the Fund and determine from time to time what securities and other investments will be purchased, retained or sold for the Fund, including, with the assistance of the Adviser, the Fund's investments in futures and forward currency contracts;

          (b) will manage in consultation with the Adviser the Fund's temporary investments in securities;

          (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer;

          (d) will not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law;

          (e) will manage the Fund's overall cash position, and determine from time to time what portion of the Fund's assets will be held in different currencies;

          (f) will provide the Adviser with foreign broker research, a quarterly review of international economic and investment developments, and occasional "Spot Lights" on international investment issues;

          (g) will attend regular business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser; and

          (h) will maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     3. Covenants by Sub-Adviser. Sub-Adviser agrees with respect to the services provided to the Fund that it:

          (a) will conform with all Rules and Regulations of the Securities and Exchange Commission;

          (b) will telecopy trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser; and

          (c) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).


     4. Services Not Exclusive. Except as provided herein, the services furnished by Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other investment companies, except that the Sub-Adviser shall not provide primary advisory or sub-advisory services of any nature to any registered investment company(a) that has an investment objective or style substantially similar to that of the Pacific Capital New Asia Growth Fund ("an Asia Fund") and (b) that offers its shares (or any class thereof) in Hawaii, California, Guam or Arizona. Notwithstanding the prohibited services described in the immediately preceding sentence, in the event that the Sub-Adviser wishes to advise or sub-advise another Asia Fund, it shall notify the Adviser and the Trust of such desire, and, following such notification, the Adviser, the Sub-Adviser and the Trust shall negotiate in good faith (for at least 30 days prior to any notice of termination submitted arising from a disagreement on this prohibition), a modification to this prohibition that will allow the Sub-Adviser to provide services to another Asia Fund, such that the economic and other interests of the Adviser, Sub-Adviser and the Trust are adequately addressed or (ii) limit or restrict Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Sub-Adviser agrees that it will not undertake any activities which will adversely affect the performance of its obligations to the Fund under this Agreement.


     5. Portfolio Transactions. Investment decisions for the Fund shall be made by Sub-Adviser independently from those for any other investment companies and accounts advised or managed by Sub-Adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

     Sub-Adviser shall place orders for the purchase and sale of portfolio securities and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. Sub-Adviser shall place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer selected by Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which Sub-Adviser or any of its affiliates exercises investment discretion. Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities to the Fund and to the Company. In no instance will portfolio securities be purchased from or sold to Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the Securities and Exchange Commission.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.


     8. Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable quarterly, from Adviser, calculated at the annual rate of 0.50% of the Fund's average daily net assets.


     9. Standard of Care; Limitation of Liability. Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, but shall not be liable for any action taken or omitted by Sub-Adviser in performance of services rendered hereunder in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

     10. Reference to Sub-Adviser. Neither the Adviser nor any affiliate or agent of it shall make reference to or use the name of Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and the Trust with respect to the Fund, in any advertising or promotional materials without the prior approval of Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.


     11. Duration and Termination. Unless sooner terminated, this Agreement shall continue until the second anniversary hereof and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by Adviser, Sub-Adviser or by the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     12. Amendment of this Agreement. No provision of Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Fund until approved by the vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

     13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

         To Sub-Adviser at:


              Nicholas-Applegate Capital Management (Hong Kong) LLC

              Room 604-6, Three Exchange Square,

              8 Connaught Place, Central,

              Hong Kong

         To the Adviser at:

              Hawaiian Trust Company
              111 S. King Street
              Honolulu, Hawaii 96813

         To the Trust at:


              c/o BISYS Fund Services


              3435 Stelzer Road


              Columbus, Ohio 43219-3035

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. Personal Liability. The names "Pacific Capital Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 30, 1992 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Pacific Capital Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                   Attest:                       HAWAIIAN TRUST COMPANY, LTD.

                                                 By:
---------------------------------------------        -----------------------------------------
                                                 Name:
                                                 ---------------------------------------------
                                                 Title:
                                                 ---------------------------------------------
                                                 NICHOLAS-APPLEGATE CAPITAL
                                                 MANAGEMENT (HONG KONG) LLC
                                                 By:
                                                     -----------------------------------------
                                                 Name:
                                                 ---------------------------------------------
                                                 Title:
                                                 ---------------------------------------------
                                                 PACIFIC CAPITAL FUNDS

                                                 By:
                                                     -----------------------------------------
                                                 Name:
                                                 ---------------------------------------------
                                                 Title:
                                                 ---------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                             PACIFIC CAPITAL FUNDS
                              NEW ASIA GROWTH FUND
                  3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR the proposals.

1. To consider and act upon the approval of a New Sub-Advisory Agreement to take effect upon the closing of the acquisition of the shares and assets of Credit Lyonnais HK by Nicholas-Applegate.

               FOR [ ]            AGAINST [ ]            ABSTAIN [ ]

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

               FOR [ ]            AGAINST [ ]            ABSTAIN [ ]

                                     (OVER)

                 PACIFIC CAPITAL FUNDS -- NEW ASIA GROWTH FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES


THE UNDERSIGNED HEREBY APPOINTS ALAINA METZ AND DANA GENTILE AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF NEW ASIA GROWTH FUND HELD OF RECORD BY THE UNDERSIGNED ON APRIL 25, 1997, AT THE MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON MAY 19, 1997 OR ANY ADJOURNMENT THEREOF.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                          Please sign name or names as printed
                                          on proxy to authorize the voting of
                                          your shares as indicated. Where shares
                                          are registered with joint owners, all
                                          joint owners should sign. Persons
                                          signing as executors, administrators,
                                          trustees, etc. should so indicate.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Date